EXHIBIT 10.6
                             FTI CONSULTING, INC.
                      1997 STOCK OPTION PLAN, AS AMENDED


PURPOSE FTI Consulting, Inc., a Maryland corporation ("FTI" or the "COMPANY"), wishes to recruit, reward, and retain employees and outside directors. To further these objectives, the Company hereby sets forth the FTI Consulting, Inc. 1997 Stock Option Plan (the "PLAN"), effective, as of March 25, 1997 (the "EFFECTIVE DATE"), and amended as of May 20, 1998 and May 19, 1999, to provide options ("OPTIONS") to employees and outside directors to purchase shares of the Company's common stock (the "COMMON STOCK").

OPTIONEES            All Employees of FTI and the Eligible Subsidiaries are
                     eligible for option grants under this Plan, as are the directors of FTI and the Eligible Subsidiaries who are not employees ("ELIGIBLE DIRECTORS"). Eligible employees and directors become optionees when the Administrator grants them an option under this Plan. The Administrator may also grant options to certain other service providers. The term optionee also includes, where appropriate, a person authorized to exercise an Option in place of the original recipient.

                     EMPLOYEE means any person employed as a common law employee of the Company or an Eligible Subsidiary.

ADMINISTRATOR        The ADMINISTRATOR will be the Compensation Committee of the
                     Board of Directors of FTI (the "COMPENSATION COMMITTEE").
                     The Board may also act under the Plan as though it were the Compensation Committee.

                     The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the FTI Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the GRANTING OF OPTIONS section) to officers or employees of FTI. The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Option other than a Formula Option. The Administrator may act


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                     through meetings of a majority of its members or by
                     unanimous consent.

GRANTING OF          Subject to the terms of the Plan, the Administrator will,
OPTIONS              in its sole discretion, determine the recipients of option grants, the terms of such grants, the schedule for exercisability (including any requirements that the optionee or the Company satisfy performance criteria), the time and conditions for expiration of the Option, and the form of payment due upon exercise.

                     The Administrator's determinations under the Plan need not be uniform and need not consider whether possible optionees are similarly situated.

                     Options granted to employees may be nonqualified stock options ("NQSOs") or incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute. Options granted to Eligible Directors must be NQSOs.

                     The Administrator may also grant Options in substitution for options held by individuals who become employees of the Company or of an Eligible Subsidiary as a result of the Company's acquiring the individual's employer. If necessary to conform the Options to the options for which they are substitutes, the Administrator may grant substitute Options under terms and conditions that vary from those the Plan otherwise requires.

DATE OF GRANT        The DATE OF GRANT will be the date as of which the
                     Administrator awards an Option to an optionee, as specified in the Administrator's minutes, or as specified in this Plan.

EXERCISE PRICE       The EXERCISE PRICE is the value of the consideration
                     that an optionee must provide under an Option Agreement in exchange for one share of Common Stock. The Administrator will determine the Exercise Price under each Option. The
                     Administrator may set the Exercise Price of an Option without regard to the Exercise Price of any other Options granted at the same or any other time.


                     The Exercise Price per share for NQSOs may not be less than 50% of the Fair Market Value of a share on the Date of Grant. If an Option is intended to be an ISO, the Exercise Price per share may not be less than 100% of the Fair Market Value (on the Date of Grant) of a share of Stock covered by the Option; provided, however, that if the employee

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                     would otherwise be barred from receiving an ISO by reason
                     of the provisions of Code Sections 422(b)(6) and 424(d) (relating to more than 10% stockholders), the Exercise Price of an Option that is intended to be an ISO may not be less than 110% of the Fair Market Value (on the Date of Grant) of a share of Stock covered by the Option.

FAIR MARKET          FAIR MARKET VALUE of a share of Common Stock for purposes
VALUE                of the Plan will be determined as follows:

                         if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

                         if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date;

                         if no such closing sale price information is available, the average of the closing bid and asked prices as reported by Nasdaq for such date; or

                         if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date.

                     For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day.

                     The Company may use the consideration it receives from the optionee for general corporate purposes.

EXERCISABILITY       The Administrator will determine the times and conditions
                     for exercise of each Option but may not extend the period for exercise beyond the tenth anniversary of its Date of Grant.

                     Options will become exercisable at such times and in such manner as the Administrator determines and the Option Agreement indicates; PROVIDED, HOWEVER, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the optionee may exercise any portion of an Option.

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                    No portion of an Option that is unexercisable at an
                    optionee's termination of employment will thereafter become exercisable, unless the Option Agreement provides otherwise, either initially or by amendment.

LIMITATION ON       An Option granted to an employee will be an ISO only to the
ISOS                extent that the aggregate Fair Market Value (determined at the Date of Grant) of the stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code Section 422(d)), does not exceed $100,000.
                    This limitation will be applied by taking Options into account in the order in which such Options were granted.

DIRECTOR            Each Eligible Director who is first elected or appointed to
FORMULA GRANTS      the Board the first ANNUAL MEETING of the Stockholders
                    following the Effective Date (i.e., after the 1998 MEETING) will receive a FORMULA OPTION as of his election or appointment to purchase 16,000 shares of Common Stock. Each
                    Eligible Director serving on the Board of Directors at an Annual Meeting whose term will continue beyond that Meeting will receive a FORMULA OPTION as of that Meeting to purchase 12,500 shares of Common Stock.


       EXERCISE     The Exercise Price of each Option granted to an Eligible
       PRICE        Director will be the Fair Market Value on the Date of
                    Grant.

       EXERCISE     A Formula Option granted upon each Eligible Director's
       SCHEDULE     first election or appointment to the Board will become
                    exercisable for one-third of the shares it covers on the first anniversary of the Date of Grant, two-thirds of the shares it covers on the second anniversary of the Date of Grant and for the remaining one-third of the shares it covers on the third anniversary of the Date of Grant. A
                    Formula Option granted each Eligible Director for succeeding Annual Meetings will become exercisable for one-half of the shares it covers six months after the Date of Grant, and for the remaining one-half of the shares it covers on the first anniversary of the Date of Grant. A
                    Formula Option will become exercisable in its entirety upon the director's death, disability or attainment of age 70.
                    Options will be forfeited to the extent they are not then exercisable if a director resigns or fails to be reelected as a director.


METHOD OF           To exercise any exercisable portion of an Option, the
EXERCISE            optionee must:


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                         Deliver a written notice of exercise to the Secretary
                         of the Company (or to whomever the Administrator designates) in a form complying with any rules the Administrator may issue, signed by the optionee and specifying the number of shares of Common Stock underlying the portion of the Option the optionee is exercising;

                         Pay the full Exercise Price by cashier's or certified check for the shares of Common Stock with respect to which the Option is being exercised, unless the Administrator consents to another form of payment (which could include the use of Common Stock); and

                         Deliver to the Administrator such representations and documents as the Administrator, in its sole discretion, may consider necessary or advisable.

                         Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and at the time the stock certificates are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price.

                         If the Administrator agrees to payment through the tender to the Company of shares of Common Stock, the individual must have held the stock being tendered for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the optionee has paid the Exercise Price, at their Fair Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise.


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OPTION              No one may exercise an Option more than ten years after its
EXPIRATION          Date of Grant (or five years, for an ISO granted to a
                    more-than-10% stockholder). Unless the Option Agreement provides otherwise, either initially or by amendment, no one may exercise an Option after the first to occur of:


       EMPLOYMENT   The date of termination of employment (other than for death
       TERMINATION  or disability), where termination of employment means the time when the employer-employee or other service-providing relationship between the employee and the Company ends for any reason, including retirement. Unless the Option
                    Agreement provides otherwise, termination of employment does not include instances in which the Company immediately rehires a common law employee as an independent contractor.
                    The Administrator, in its sole discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of employment;

       DISABILITY    For disability, the earlier of (i) the first anniversary of the optionee's termination of employment for disability and
                     (ii) thirty (30) days after the optionee no longer has a disability, where disability means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months; or

       DEATH         The date twelve months after the optionee's death.

                     If exercise is permitted after termination of employment, the Option will nevertheless expire as of the date that the former employee violates any covenant not to compete in effect between the Company and the former employee.

                     Nothing in this Plan extends the term of an Option beyond the tenth anniversary of its Date of Grant, nor does anything in this OPTION EXPIRATION section make an Option exercisable that has not otherwise become exercisable.

OPTION               Option Agreements will set forth the terms of each Option
AGREEMENT            and will include such terms and conditions, consistent with the Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern. The Option Agreements may contain special rules.

STOCK SUBJECT        Except as adjusted below under SUBSTANTIAL CORPORATE
                     CHANGES, the

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TO PLAN              aggregate number of shares of Common Stock that may be
                     issued under the Options (whether ISOs or NQSOs) may not exceed 3,000,000 shares and no individual may receive Options under the Plan for more than 500,000 shares in a calendar year. The Common Stock will come from either authorized but unissued shares or from previously issued shares that the Company reacquires, including shares it purchases on the open market. If any Option expires, is canceled or terminates for any other reason, the shares of Common Stock available under that Option will again be available for the granting of new Options (but will be counted against that calendar year's limit for a given individual).

                     No adjustment will be made for a dividend or other right for which the record date precedes the date of exercise.

                     The optionee will have no rights of a stockholder with respect to the shares of stock subject to an Option except to the extent that the Company has issued certificates for such shares upon the exercise of the Option.

                     The Company will not issue fractional shares pursuant to the exercise of an Option, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO           During the optionee's lifetime, only the optionee or his
MAY EXERCISE         duly appointed guardian or personal representative may
                     exercise the Options. After his death, his personal representative or any other person authorized under a will or under the laws of descent and distribution may exercise any then exercisable portion of an Option. If someone other than the original recipient seeks to exercise any portion of an Option, the Administrator may request such proof as it may consider necessary or appropriate of the person's right to exercise the Option.


ADJUSTMENTS          Subject to any required action by the Company (which it
UPON CHANGES         shall promptly take) or its stockholders, and subject to
IN CAPITAL STOCK     the provisions of applicable corporate law, if, after the
                     Date of Grant of an Option,

                         the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or

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                         some other increase or decrease in such Common Stock
                         occurs without the Company's receiving consideration,

                     the Administrator will make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Option, so that the proportionate interest of the optionee immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment to an Option will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Option but will include a corresponding proportionate adjustment in the Option's Exercise Price.

                     The Administrator will make a commensurate change to the maximum number and kind of shares provided in the STOCK SUBJECT TO PLAN section.

                     Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Option or the Exercise Price except as this Adjustments section specifically provides. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

       SUBSTANTIAL   Upon a SUBSTANTIAL CORPORATE CHANGE, the Plan and the
       CORPORATE     Options will terminate unless provision is made in writing
       CHANGE        in connection with such transaction for

                         the assumption or continuation of outstanding Options, or

                         the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Options will continue in the manner and under the terms so provided.

                     Unless the Board determines otherwise, if an Option would otherwise terminate pursuant to the preceding sentence, the optionee will have the right, at such time before the consummation of the transaction causing such termination as the Board reasonably designates, to exercise any

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                     unexercised portions of the Option, whether or not they had previously become exercisable. However, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.

                     A SUBSTANTIAL CORPORATE CHANGE means the

                         dissolution or liquidation of the Company,

                         merger, consolidation, or reorganization of the Company with one or more corporations in which the Company is not the surviving corporation,

                         the sale of substantially all of the assets of the Company to another corporation, or any transaction (including a merger or reorganization in which the Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act) owning 100% of the combined voting power of all classes of stock of the Company.

SUBSIDIARY          Employees of Company Subsidiaries will be entitled to
EMPLOYEES           participate in the Plan, except as otherwise designated by the Board of Directors or the Committee.

                     Eligible Subsidiary means each of the Company's Subsidiaries, except as the Board otherwise specifies. For ISO grants, SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an ISO is granted to a Participant under the Plan, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For NQSOs, the Board or the Committee can use a different definition of Subsidiary in its discretion.

LEGAL                The Company will not issue any shares of Common Stock under
COMPLIANCE           an Option until all applicable requirements imposed by
                     Federal and state securities and other laws, rules and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that

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                     end, the Company may require the optionee to take any
                     reasonable action to comply with such requirements before issuing such shares. No provision in the Plan or action taken under it authorizes any action that is otherwise prohibited by Federal or state laws.

                     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 ("Securities Act") and the Securities Exchange Act of 1934 and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan and Options may be granted and exercised only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Options will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

PURCHASE FOR         Unless a registration statement under the Securities Act
INVESTMENT           covers the shares of Common Stock an optionee receives upon
AND OTHER            exercise of his Option, the Administrator may require, at
RESTRICTIONS         the time of such exercise, that the optionee agree in
                     writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Option are registered under the Securities
                     Act. Unless the shares are registered under the Securities
                     Act, the optionee must acknowledge:

                         that the shares purchased on exercise of the Option are not so registered,

                         that the optionee may not sell or otherwise transfer the shares unless the shares have been registered under the Securities Act in connection with the sale or transfer thereof, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such shares is exempt from registration under the Securities Act, and such sale or transfer complies with all other applicable laws, rules and regulations, including all applicable Federal and state securities laws, rules and regulations.

                     Additionally, the Common Stock, when issued upon the exercise of an Option, will be subject to any other transfer restrictions, rights of first refusal and rights of repurchase set forth in or incorporated by reference

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                     into other applicable documents, including the Company's
                     articles or certificate of incorporation, by-laws or generally applicable stockholders' agreements.

                     The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars.

TAX WITHHOLDING      The optionee must satisfy all applicable Federal, state and local income and employment tax withholding requirements before the Company will deliver stock certificates upon the exercise of an Option. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company does not or cannot withhold from other compensation, the optionee must pay the Company, with a cashier's check or certified check, the full amounts required by withholding. Payment of withholding obligations is due at the same time as is payment of the Exercise Price. If the Committee so determines, the optionee may instead satisfy the withholding obligations by directing the Company to retain shares from the Option exercise, by tendering previously owned shares, or by attesting to his ownership of shares
                     (with the distribution of net shares).

TRANSFERS,           Unless the Administrator otherwise approves in advance in
ASSIGNMENTS,         writing, an Option may not be assigned, pledged or
AND PLEDGES          otherwise transferred in any way, whether by operation of
                     law or otherwise, or through any legal or equitable proceedings (including bankruptcy), by the optionee to any person, except by will or by operation of applicable laws of descent and distribution. If Rule 16b-3 then applies to an Option, the optionee may not transfer or pledge shares of Common Stock acquired upon exercise of an Option until at least six (6) months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing.

AMENDMENT OR         The Board may amend, suspend or terminate the Plan at any
TERMINATION          time, without the consent of the optionees or their
OF PLAN AND          beneficiaries; PROVIDED, HOWEVER, that no amendment will
OPTIONS              deprive any optionee or beneficiary of any previously
                     declared Option. Except as required by law or by the CORPORATE CHANGES section, the Administrator may not, without the optionee's or beneficiary's consent, modify the terms and conditions of an Option so as to adversely affect the optionee. No amendment, suspension or termination of the Plan will, without the optionee's or beneficiary's consent, terminate or adversely affect any right or obligations under any outstanding Options.

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PRIVILEGES OF        No optionee and no beneficiary or other person claiming
STOCK OWNERSHIP      under or through such optionee will have any right, title
                     or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued to such optionee.

EFFECT ON 1992       No additional options will be granted under the Forensic
OPTION PLAN          Technologies International Corporation 1992 Stock Option
                     Plan.

EFFECT ON            Whether exercising an Option causes the optionee to accrue
OTHER PLANS          or receive additional benefits under any pension or other
                     plan is governed solely by the terms of such other plan.

LIMITATIONS ON       Notwithstanding any other provisions of the Plan, no
LIABILITY            individual acting as a director, employee or agent of the
                     Company shall be liable to any optionee, former optionee, spouse, beneficiary or any other person for any claim, loss, liability or expense incurred in connection with the Plan, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the FTI Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT        Nothing contained in this Plan constitutes an employment
CONTRACT             contract between the Company and the optionee. The Plan
                     does not give the optionee any right to be retained in the Company's employ nor does it enlarge or diminish the Company's right to terminate the optionee's employment.

APPLICABLE LAW       The laws of the State of Maryland (other than its choice of law provisions) govern this Plan and its interpretation.

DURATION OF PLAN     Unless the FTI Board extends the Plan's term, the
                     Administrator may not grant Options after March 25, 2007.
                     The Plan will then terminate but will continue to govern unexercised and unexpired Options.

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APPROVAL OF          The Plan must be submitted to the stockholders of the
STOCKHOLDERS         Company for their approval within 12 months after the Board of Directors of the Company adopts the Plan. The adoption of the Plan is conditioned upon the approval of the stockholders of the Company and failure to receive their approval will render the Plan and any outstanding options thereunder void and of no effect.






























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